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                                                                    EXHIBIT 10.1

      THE WARRANTS EVIDENCED HEREBY WERE ISSUED IN A TRANSACTION THAT WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAW. THE HOLDER HEREOF, BY ACQUIRING THIS INSTRUMENT, AGREES FOR THE BENEFIT OF VOCUS, INC. (THE "COMPANY") THAT THE WARRANTS EVIDENCED HEREBY MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)
(1) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND, IF REQUESTED BY THE COMPANY, A LEGAL OPINION REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION IS SO EXEMPT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND ANY APPLICABLE STATE OR OTHER SECURITIES LAW.

      THE WARRANTS EVIDENCED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF ARE SUBJECT TO A WARRANT PURCHASE AGREEMENT DATED AUGUST 24, 2001 BETWEEN THE COMPANY AND PNC BANK, NATIONAL ASSOCIATION (AS THE SAME MAY BE SUPPLEMENTED, MODIFIED, AMENDED OR RESTATED FROM TIME TO TIME, THE "WARRANT AGREEMENT"). A COPY OF THE WARRANT AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL OFFICE OF THE COMPANY.

                         COMMON STOCK PURCHASE WARRANTS

No. W.-_________________
DATE OF ISSUANCE: AUGUST 24, 2001

      Capitalized terms used and not otherwise defined in this instrument shall have the meanings assigned to them in the Warrant Agreement. The Company certifies that PNC BANK, NATIONAL ASSOCIATION is the Holder of 38,628 warrants (the "WARRANTS") to purchase fully paid and nonassessable shares of the common stock of the Company, par value $0.01 per share (the "COMMON STOCK"), upon the terms and subject to the provisions of the Warrant Agreement and this instrument (the "WARRANT CERTIFICATE"). The Exercise Price shall initially be $1.618 and each Warrant shall be exercisable for one share of Common Stock. The Exercise Price and the number of Warrants evidenced hereby shall be subject to adjustment as provided in the Warrant Agreement. The Warrants evidenced hereby shall be exercisable at any time and from time to time until the close of business on the Final Expiration Date.

1.    EXERCISE OF WARRANTS.

      1.1 Each Warrant evidenced hereby may be exercised by the Holder of this Warrant Certificate at any time by surrender hereof to the Company, together with the Exercise Form, in the form attached hereto as Annex 1 (the "EXERCISE FORM"), duly completed and executed and payment of an amount equal to the Exercise Price multiplied by the number of Warrants being exercised. At the option of the Holder hereof, payment of the Exercise Price may be made by either
(i) cash, (ii) a certified or cashier's check payable to the order of the Company, (iii) exercise of the net issuance option pursuant to Section 1.4, or
(iv) any combination of the foregoing methods. Upon the Company's receipt of this Warrant Certificate, the duly completed

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and executed Exercise Form and the requisite payment, the Company shall issue and deliver (or cause to be delivered) stock certificates representing the aggregate number of shares of Common Stock being purchased. In the event that less than all of the Warrants evidenced hereby are being exercised, the Company shall issue and deliver (or cause to be delivered) a new Warrant Certificate or Certificates at the same time such stock certificates are delivered. That new Warrant Certificate or those new Warrant Certificates shall entitle the persons in whose names they are registered to exercise in the aggregate the number of Warrants not exercised in that partial exercise and shall otherwise have the same terms and provisions as this Warrant Certificate.

      1.2 In the event that the Holder of this Warrant Certificate desires that any or all of the stock certificates to be issued upon the exercise of any Warrants evidenced hereby be registered in a name or names other than that of such Holder, such Holder must so request in writing at the time of exercise, and the Holder shall comply with Section 10 of the Warrant Agreement (Restrictions on Transfer) before the Company shall be obligated to so register such stock certificate. In addition, such Holder must remit to the Company funds sufficient to pay all transfer taxes (if any) payable in connection with such delivery of such stock certificates or prove, to the reasonable satisfaction of the Company, that no such taxes are payable in connection with such transaction.

      1.3 Upon due exercise by the Holder hereof of any Warrants evidenced hereby, whether in whole or in part, such Holder (or any other person to whom a stock certificate is to be issued) shall be deemed for all purposes to have become the holder of record of the shares of Common Stock for which those Warrants have been so exercised effective immediately prior to the close of business on the day this Warrant Certificate, the duly completed and executed Exercise Form and the requisite payment are duly delivered to the Company, irrespective of the date of actual delivery of the stock certificates representing such shares of Common Stock.

      1.4 Notwithstanding anything to the contrary set forth herein, if the current market value of a share of Common Stock (determined in accordance with Section 7(b) of the Warrant Agreement) is greater than the Exercise Price on the Date of Determination, in lieu of exercising Warrants evidenced hereby for cash, the Holder hereof may elect to receive shares of Common Stock equal to the value (determined in the manner set forth below) of a designated number of such Warrants by surrender of this Warrant Certificate at the principal office of the Company together with a duly completed and executed Exercise Form. The "DATE OF DETERMINATION" is the business day immediately preceding the day on which this Warrant Certificate is being delivered to the Company pursuant to this Section
1. In such event, the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

Y = X (A-B)
    -------
       A

Where:

A = the current market value of a share of Common Stock on the Date of Determination (determined in accordance with Section 7(b) of the Warrant Agreement);

B = the Exercise Price as of the close of business on the Date of Determination;

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X =   the number of shares of Common Stock purchasable upon exercise of the
      Warrants being cancelled if such Warrants were being exercised instead of being cancelled; and

Y =   the number of shares of Common Stock to be issued to such Holder.

2.    SURRENDER OF WARRANTS; EXPENSES.

      2.1 Whether in connection with the exercise, transfer, split-up, combination, exchange or replacement of this Warrant Certificate or any Warrants evidenced hereby, surrender of this Warrant Certificate shall be made to the Company during normal business hours on a business day (unless the Company otherwise permits) at the principal office of the Company located at 4296 Forbes Boulevard, Lanham, MD 20706 or to such other office or to any duly authorized representative of the Company as from time to time may be designated by the Company by written notice given to the Holders of the Warrants.

      2.2 The Company shall pay all costs and expenses incurred in connection with the exercise, transfer, split-up, combination, exchange or replacement of this Warrant Certificate or any Warrants evidenced hereby, including the costs of preparation, execution and delivery of Warrant Certificates and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any person other than the Company) and other charges imposed by law payable in connection with the transfer, split-up, combination, exchange or replacement of this Warrant Certificate or any Warrants evidenced hereby except as otherwise provided in Section 5(c) of the Warrant Agreement.

3.    WARRANT REGISTER; EXCHANGE; TRANSFER; LOSS.

      3.1 The Company shall, at all times, maintain at its principal office an open register for the Warrants, in which the Company shall record the name and address of each Holder to whom Warrants have been issued or transferred.

      3.2 Subject to applicable law and the provisions of the Warrant Agreement, this Warrant Certificate may be exchanged for two or more Warrant Certificates entitling the Holder hereof to exercise the same aggregate number of Warrants at the same Exercise Price and otherwise having the same terms and provisions as this Warrant Certificate. The Holder hereof may request such an exchange by surrendering this Warrant Certificate to the Company, together with a written request specifying the desired number of Warrant Certificates and the allocation among them of the Warrants evidenced hereby.

      3.3 Subject to applicable law and the provisions of the Warrant Agreement, this Warrant Certificate and the Warrants evidenced hereby may be transferred, in whole or in part, by the Holder hereof. A transfer shall be effected by surrendering this Warrant Certificate to the Company, together with an Assignment Form, in the form attached hereto as Annex 2 (the "ASSIGNMENT FORM"), duly completed and executed. Within five business days after the Company's receipt of this Warrant Certificate and the Assignment Form so completed and executed, the Company shall issue and deliver to each transferee a new Warrant Certificate evidencing the number of Warrants being transferred to such person and otherwise having the same Exercise Price and other terms and provisions of this Warrant Certificate, which the Company will register in such new Holder's name. To the extent applicable, the Company shall

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issue to the Holder hereof a new Warrant Certificate evidencing the Warrants not being transferred to any person and otherwise having the same Exercise Price and other terms and provisions of this Warrant Certificate.

      3.4 In the event of the loss, theft or destruction of this Warrant Certificate, the Company shall execute and deliver an identical Warrant Certificate to the Holder hereof in substitution herefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event (with the affidavit of an institutional Holder being such sufficient evidence), and (ii) if requested by the Company, an indemnity agreement from any institutional Holder or an indemnity bond from any other Holder reasonably satisfactory in form and amount to the Company.

4.    RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE WARRANT HOLDER. The
Company and the Holder of this Warrant Certificate are entitled to the rights and bound by the obligations set forth in the Warrant Agreement, all of which rights and obligations are hereby incorporated by reference herein. This Warrant Certificate shall not entitle its Holder to any rights as a stockholder of the Company (other than as set forth in Section 1.3).

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized representative and attested to by its Secretary or an Assistant Secretary.

ATTEST:                                          VOCUS, INC.

By: /s/ TIMOTHY S. BENDER                        By: /s/ Stephen Vintz
    --------------------------                       ---------------------------
Name: TIMOTHY S. BENDER                          Name: Stephen Vintz
Title: [VP & CONTROLLER]                         Title: CFO
                                                        [President]
                                                        [Vice President]

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                                     ANNEX 1

                                 EXERCISE FORM

      The undersigned Holder hereby irrevocably elects to exercise _________________________________________ Warrants to purchase fully paid and nonassessable shares of the common stock, [no] par value
[$______________] per share, of Vocus, Inc. (the "Company") and/or such other securities or property as are purchasable upon exercise of such Warrants, and hereby tenders payment for such shares and/or other securities or property by:

      (i) enclosing cash and/or a certified or cashier's check payable to the order of the Company in the aggregate amount of $___________; and/or

      (ii)  hereby authorizing the cancellation of ___________________ Warrants.

Instructions for registering the securities on the stock transfer books of the
Company:

Name of Holder:______________________________________________________
State of Organization (if applicable):_______________________________
Federal Tax Identification or
   Social Security Number:___________________________________________
Address: ____________________________________________________________
         ____________________________________________________________

      If this exercise of Warrants evidenced by the attached Warrant Certificate is not an exercise in full thereof, then the undersigned Holder hereby requests that a new Warrant Certificate of like tenor (exercisable for the balance of the Warrants evidenced by the attached Warrant Certificate) be issued in the name of and delivered to the undersigned Holder at the address on the Warrant register of the Company.

Dated: ___________________                    __________________________________
                                              (Name of Holder - Please Print)

                                              By: ______________________________
                                                 (Signature of Holder or of Duly
                                                       Authorized Signatory)
                                              Title: ___________________________

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                                     ANNEX 2

                                ASSIGNMENT FORM

      For value received, the undersigned Holder hereby sells, assigns and transfers to the person whose name and address are set forth below all of the rights of the undersigned Holder with respect to __________________ Warrants evidenced by the attached Warrant Certificate.

Name of Transferee:__________________________________________________
State of Organization (if applicable):_______________________________
Federal Tax Identification or
  Social Security Number:____________________________________________
Address: ____________________________________________________________
         ____________________________________________________________

      If this transfer is not a transfer of all the Warrants evidenced by the attached Warrant Certificate, then the undersigned Holder hereby requests that a new Warrant Certificate of like tenor evidencing the Warrants not being transferred pursuant hereto be issued in the name of and delivered to the undersigned Holder at the address on the Warrant register of Vocus, Inc.

      The undersigned Holder hereby irrevocably constitutes and appoints ______________________________________ as his/her/its attorney to register the foregoing transfer on the books of Vocus, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated: ___________________                    __________________________________
                                              (Name of Holder - Please Print)

                                              By: ______________________________
                                                 (Signature of Holder or of Duly
                                                       Authorized Signatory)
                                              Title: ___________________________

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